Portions of this Exhibit have been redacted because they are both (i) not material and (ii) would be competitively harmful if publicly disclosed. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

Exhibit 10.1

EXECUTION VERSION

AMENDMENT 1 TO

LICENSE AND COLLABORATION AGREEMENT

This Amendment 1 (this “Amendment”), dated as of May 30, 2020 (the “Amendment Date”), is entered into by and between REGENERON PHARMACEUTICALS, INC., a corporation organized under the laws of New York and having a principal place of business at 777 Old Saw Mill River Road, Tarrytown, New York 10591 (“Regeneron”), and INTELLIA THERAPEUTICS, INC., a corporation organized under the laws of Delaware and having a principal place of business at 40 Erie Street, Suite 130, Cambridge, MA 02139 (“Intellia”) (with each of Regeneron and Intellia referred to herein individually as a “Party” and collectively as the “Parties”).

WHEREAS, Regeneron and Intellia entered into that certain License and Collaboration Agreement dated as of April 11, 2016 (the “Agreement”);

WHEREAS, Regeneron and Intellia desire to amend the Agreement as set forth herein; and

WHEREAS, in partial consideration of the Amendment, Regeneron and Intellia desire to enter into the Stock Purchase Agreement by and between the Parties dated as of May 30, 2020, a Co-Co Agreement for the Factor VIII Target, and a Co-Co Agreement for the Factor IX Target (each, as defined below).

NOW, THEREFORE, in consideration of the following mutual promises and obligations, and for other good and valuable consideration the adequacy and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE 1

AMENDMENTS

The Parties hereby agree that the Agreement shall be amended as follows:

1.1    Recitals. The recitals of the Agreement are hereby amended by adding the following new recital at the end of the current recitals:

WHEREAS, the Parties have entered into that certain Amendment 1 to this Agreement, dated as of May 30, 2020 (the “Amendment”) in order to amend this Agreement as set forth therein, which amendments shall be effective as of the date set forth in ARTICLE 3 of the Amendment (the “Amendment Effective Date”).

1.2    Definition of CRISPR Product. The definition of “CRISPR Product” or “CP” (Section 1.22) is hereby deleted in its entirety and replaced with the following:

1.22    “CRISPR Product” or “CP” shall mean any product that uses or incorporates CRISPR-Cas or, with respect to the Ex-Vivo Field (including the Non-Exclusive Ex-Vivo License Field), is a cell-based therapeutic, palliative or prophylactic product manufactured using CRISPR-Cas.

1.3    Definition of Ex-Vivo Field. The definition of “Ex-Vivo Field” (Section 1.26) is hereby deleted in its entirety and replaced with the following:

1.26    “Ex-Vivo Field” shall mean modification of cells using CRISPR-Cas where such modification is conducted ex vivo for the purpose of reintroducing such modified cells into a patient for therapeutic, palliative or prophylactic purposes.

1.4    Definition of Intellia Existing Third Party Agreements. The definition of “Intellia Existing Third Party Agreements” (Section 1.50) is hereby deleted in its entirety and replaced with the following:

1.50    “Intellia Existing Third Party Agreements” shall mean those agreements entered into by Intellia or an Affiliate of Intellia and a Third Party as of the Effective Date, including any amendments or restatements thereto as of the Effective Date or amendments following the Effective Date in accordance with Section 12.4, and under which Intellia is granted rights which are then sublicensed to Regeneron hereunder as Intellia Patent Rights, Intellia Ex-Vivo Patent Rights, Intellia Know-How, Intellia Ex-Vivo Know-How or Intellia Materials [***]. The Intellia Existing Third Party Agreements are set forth on Schedule 1.50.

1.5    Definition of Modulate. The definition of “Modulate” (Section 1.73) is hereby deleted in its entirety and replaced with the following:

1.73    “Modulate” shall mean, with respect to a Target [***].

1.6    Definition of Target. The definition of “Target” (Section 1.127) is hereby deleted in its entirety and replaced with the following:

1.127    “Target” shall mean [***].

1.7    Definition of Technology Collaboration Term. The definition of “Technology Collaboration Term” (Section 1.132) is hereby deleted in its entirety and replaced with the following:

1.132    “Technology Collaboration Term” shall mean the period commencing on the Effective Date and expiring on the eighth (8th) anniversary of such date; provided, that Regeneron may extend the Technology Collaboration Term, at its sole discretion, in accordance with Section 3.3(a). For clarity, the Technology Collaboration Term would also immediately expire upon the expiration or termination of this Agreement in its entirety.

1.8    Updated Chart of Defined Terms. The chart of defined terms in Section 1.139 of the Agreement is hereby amended by (a) deleting the terms “11th Spot Co/Co Option” and “11th Spot Regeneron Target” from the chart of defined terms and (b) adding the terms (i) “16th Spot Co/Co Option” and “16th Spot Regeneron Target” to the chart of defined terms, each of which are defined in Section 4.2(c)(i), and (ii) “17th Spot Co/Co Option” and “17th Spot Regeneron Target” to the chart of defined terms, each of which are defined in Section 4.2(c)(ii).

1.9    Extension of Technology Collaboration Term. Section 3.3(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

(a)    Extensions. Regeneron may, by written notice to Intellia given at any time at least [***] months prior to the end of the Technology Collaboration Term, extend the Technology Collaboration Term one-time for an additional twenty-four (24) months, such that it will end on the tenth (10th) anniversary of the Effective Date (rather than the eighth (8th) anniversary of the Effective Date). If Regeneron delivers such written extension notice, then on or prior to the [***], Regeneron shall pay to Intellia thirty million dollars ($30,000,000); provided that Intellia has issued to a Regeneron an invoice for such amount (which invoice may be paid at any time on or prior to the [***]).

1.10    Freedom to Operate License Grant by Regeneron. Section 3.6 of the Agreement is hereby deleted in its entirety and replaced with the following:

3.6     Freedom to Operate License Grant by Regeneron. Subject to the terms and conditions of this Agreement (including Section 6.3 and Section 12.7), Regeneron shall grant, and hereby grants, to Intellia a non-exclusive, worldwide, sublicensable through multiple tiers (in accordance with Section 7.2(c)), provided that such sublicense shall not require the prior written consent of Regeneron, royalty-free and fully paid-up (subject to Section 7.12) license under the Regeneron FTO IP solely to the extent necessary (and with respect to any Patent Rights within the Regeneron FTO IP, on a claim-by-claim basis) to use, practice and otherwise exploit the applicable [***] Invention (and any improvements or derivatives but then, for clarity, only for the practice of such original [***] Invention or such improvements or derivatives of such original [***] Invention and not any other technology or use) for the research, development, making, having made, using, selling, offering for sale and importing of CPs and products or services incorporating or based upon such CPs (but excluding, for clarity, Regeneron Products and Regeneron Ex-Vivo Products).

1.11    Nomination of Intellia Liver Targets and Regeneron Evaluation Targets. Section 4.1(a) of the Agreement is hereby deleted in its entirety and replaced with the following (provided that, for clarity, the subsections of Section 4.1(a) shall remain in the Agreement as-is, except as otherwise specifically modified by this Amendment):

(a)    Nomination of Intellia Liver Targets and Regeneron Evaluation Targets. [***] During the period commencing on the Effective Date until the eighth (8th) anniversary of the Effective Date (or the tenth (10th) anniversary of the Effective Date in the event that the Regeneron elects to extend the Technology Collaboration Term pursuant to Section 3.3(a)) (the “Target Draft Period”), the Parties will conduct a draft process on [***] of the Effective Date (or such other proximal date thereto as mutually agreed by the Parties), as further contemplated by Section 4.1(a)(i) below, through which Available Liver Targets are nominated as Regeneron Evaluation Targets or Intellia Liver Targets (each, a “Draft”). Each Draft will be conducted by telephone, video-conference or in person as determined by the Co-Chairpersons of the JSC and under the oversight of the JSC. Decisions of the JSC in relation to any Draft matter will be made by mutual agreement of both Parties’ JSC representatives.

1.12    [***]. A new Section 4.1(a)(i)(3) is hereby added to the Agreement as follows:

(3)    [***].

1.13    Selection of Regeneron Targets. Section 4.2 of the Agreement is hereby deleted in its entirety and replaced with the following (provided that, for clarity, the subsections of Section 4.2 shall remain in the Agreement as-is, except as otherwise specifically modified by this Amendment):

4.2    Selection of Regeneron Targets. Regeneron will have the right, from time to time in accordance with this Section 4.2, to select up to fifteen (15) Targets at any given time (the “Regeneron Target Cap”) to become Regeneron Targets; provided, that (a) if Regeneron desires to select a given Liver Target as a Regeneron Target, Regeneron may only select Liver Targets from the Liver Target Pool as Regeneron Targets; (b) [***] no more than five (5) of such Targets at any given time under Product R&D Programs may be Non-Liver Targets [***]. Notwithstanding the foregoing, the Parties agree and acknowledge that the Regeneron Target Cap is subject to increase pursuant to Section 4.2(c). Upon selection of a Regeneron Target by Regeneron pursuant to this Section 4.2, such Regeneron Target shall be included in the Product R&D Program and Regeneron Products will be developed for such Regeneron Target (on a Regeneron Target-by-Regeneron Target basis) under a Product R&D Plan for such Regeneron Target (which Product R&D Plan shall be prepared in accordance with Section 4.3(d)). [***].

1.14    Factor VIII Target and Factor IX Target as Regeneron Targets. A new Section 4.2(a)(i)(3) is hereby added to the Agreement as follows:

(3)    Factor VIII Target and Factor IX Target as Regeneron Targets. As of the Amendment Effective Date, [***].

1.15    Regeneron Target Cap Increase. Section 4.2(c) of the Agreement is hereby deleted in its entirety and replaced with the following:

(c)    Regeneron Target Cap Increase.

(i)    In the event that Intellia exercises its first Intellia Independent Co/Co Option, then, notwithstanding the provisions of Section 4.2, the Regeneron Target Cap shall be increased to sixteen (16) for purposes of this Agreement and Regeneron shall have the right to select additional Targets in accordance with this Section 4.2 up to such increased Regeneron Target Cap. In the event that the Regeneron Target Cap is increased to sixteen (16) pursuant to this Section 4.2(c)(i) and Regeneron chooses to select a Regeneron Target to fill such sixteenth (16th) spot (i.e., Regeneron has fifteen (15) other Regeneron Targets actively selected and Regeneron then chooses to have a sixteenth (16th) Regeneron Target) then with respect to such Target (and any replacement Target thereafter) selected by Regeneron to fill such sixteenth (16th) spot (the “16th Spot

Regeneron Target”), Intellia shall be awarded the right to exercise an Intellia Option on such 16th Spot Regeneron Target if such 16th Spot Regeneron Target becomes eligible for exercise of the Intellia Option pursuant to Article 5 (such Intellia Option, the “16th Spot Co/Co Option”).

(ii)    In the event that Intellia exercises its second Intellia Independent Co/Co Option, then, notwithstanding the provisions of Section 4.2, the Regeneron Target Cap shall be increased to seventeen (17) for purposes of this Agreement and Regeneron shall have the right to select additional Targets in accordance with this Section 4.2 up to such increased Regeneron Target Cap. In the event that the Regeneron Target Cap is increased to seventeen (17) pursuant to this Section 4.2(c)(ii) and Regeneron chooses to select a Regeneron Target to fill such seventeenth (17th) spot (i.e., Regeneron has sixteen (16) other Regeneron Targets actively selected and Regeneron then chooses to have a seventeenth (17th) Regeneron Target) then with respect to such Target (and any replacement Target thereafter) selected by Regeneron to fill such seventeenth (17th) spot (the “17th Spot Regeneron Target”), Intellia shall be awarded the right to exercise an Intellia Option on such 17th Spot Regeneron Target if such 17th Spot Regeneron Target becomes eligible for exercise of the Intellia Option pursuant to Article 5 (such Intellia Option, the “17th Spot Co/Co Option”).

1.16    [***]. A new Section 4.3(e) is hereby added to the Agreement as follows:

(e)    [***]. The Parties hereby agree and acknowledge that, as of the Amendment Effective Date, the Parties are entering into a Co-Co Agreement for the Factor VIII Target and a Co-Co Agreement for the Factor IX Target. [***].

1.17    Regeneron Option. Section 5.1(c) of the Agreement is hereby deleted in its entirety and replaced with the following:

(c)    Regeneron Option. During the Target Draft Period and continuing for a period of [***] years thereafter (the “Option Period”), Intellia hereby grants Regeneron an exclusive option, to enter into a co-development and co-commercialization arrangement (based on the Form of Co-Co Agreement agreed by the Parties on July 20, 2018) for [***] Intellia Liver Targets [***] which further includes an [***] cost and profit share arrangement with respect thereto (each, [***] a “Regeneron Option”), as more fully set forth in the remainder of this Section 5.1 [***].

1.18    TTR Target. Section 5.1(e)(iii) is hereby amended by deleting [***] and replacing with [***].

1.19    Co-Co Agreements for Factor VIII Target and Factor IX Target. A new Section 5.1(e)(iv) is hereby added to the Agreement as follows:

(iv)    Co-Co Agreements for Factor VIII Target and Factor IX Target. The Parties hereby agree and acknowledge that, as of the Amendment Effective Date, the Parties are entering into a Co-Co Agreement for the Factor VIII Target and a Co-Co Agreement for the Factor IX Target, in each case, with Regeneron as the “lead party” thereunder; provided, however, that notwithstanding anything to the contrary contained herein, Regeneron is not exercising a Regeneron Option with respect to either such Target, and Regeneron shall not be deemed to have exercised a Regeneron Option for either such Target for any purposes hereunder (including for purposes of counting towards the Regeneron Target Cap or for purposes of Section 5.1(c) or Section 5.1(f)).

1.20    Intellia Option. Section 5.2(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

(a)    Intellia Option. During the Option Period, Regeneron hereby grants Intellia an exclusive option, to enter into a co-development and co-commercialization arrangement (based on the Form of Co-Co Agreement agreed by the Parties on July 20, 2018) for [***] each Regeneron Target [***] which further includes an [***] cost and profit share arrangement with respect thereto, (each, [***] an “Intellia Option”), as more fully set forth in the remainder of this Section 5.2. [***].

1.21    Co-Co Agreements for Factor VIII Target and Factor IX Target. A new Section 5.2(c)(iii) is hereby added to the Agreement as follows:

(iii)    Co-Co Agreements for Factor VIII Target and Factor IX Target. The Parties hereby agree and acknowledge that, as of the Amendment Effective Date, the Parties are entering into a Co-Co Agreement for the Factor VIII Target and a Co-Co Agreement for the Factor IX Target, in each case, with Regeneron as the “lead party” thereunder; provided, however, that notwithstanding anything to the contrary contained herein, Intellia is not exercising an Intellia Option with respect to either such Target, and Intellia shall not be deemed to have exercised an Intellia Option for either such Target for any purposes hereunder (including for purposes of Sections 4.2(c) and 5.2(a)).

1.22    Non-Exclusive License Grant for Regeneron Ex-Vivo Products. A new Section 6.7 is hereby added to the Agreement as follows:

6.7    Non-Exclusive License Grant for Regeneron Ex-Vivo Products and Intellia Ex-Vivo Products. Notwithstanding the provisions of Section 6.5, the following shall apply:

(a)    Non-Exclusive Ex-Vivo License Grants.

(i)    Grant to Regeneron. Subject to the terms and conditions of this Agreement, including Section 6.7(b), Intellia shall grant, and hereby grants, to Regeneron a non-exclusive, worldwide, sublicensable in multiple tiers (in accordance with Section 6.7(c)), license under the Intellia Ex-Vivo Patent Rights and Intellia Ex-Vivo Know-How to (1) research and develop, including to make (and have made), use and import for research and development purposes, Regeneron Ex-Vivo Products and (2) sell (and offer for sale), including to make (and have made), use and import for commercialization purposes, Regeneron Ex-Vivo Products, in each case of (1) and (2), for use in the Non-Exclusive Ex-Vivo License Field. Upon the expiration of the Royalty Term for a given Regeneron Ex-Vivo Product, the licenses and rights under this Section 6.7(a)(i) with respect to such Regeneron Ex-Vivo Product shall become fully paid-up, perpetual and irrevocable licenses.

(ii)    Grant to Intellia. Subject to the terms and conditions of this Agreement, Regeneron shall grant, and hereby grants, to Intellia a non-exclusive, worldwide, sublicensable in multiple tiers (in accordance with Section 6.7(c)), license under the Regeneron Ex-Vivo Improvement Patent Rights to (1) research and develop, including to make (and have made), use and import for research and development purposes, Intellia Ex-Vivo Products and (2) sell (and offer for sale), including to make (and have made), use and import for commercialization purposes, Intellia Ex-Vivo Products, in each case of (1) and (2), for use in the Ex-Vivo Field.

(b)    Limitation on Licenses.

(i)    Limitation of 10 Unique Regeneron Ex-Vivo Products for Commercialization. The licenses granted to Regeneron in Section 6.7(a)(i)(2) (and, therefore, any right to grant sublicenses pursuant to such licenses) shall be limited to a maximum of ten (10) Unique Regeneron Ex-Vivo Products (the “Ex-Vivo License Product Cap”) (i.e., Regeneron and its Affiliates and sublicensees may not exercise the license grant in Section 6.7(a)(i)(2) with respect to more than ten (10) Unique Regeneron Ex-Vivo Products); [***].

(ii)    Limitation on Certain [***]. Notwithstanding the provisions of Section 6.7(a)(i), [***], Regeneron shall not have the right to exercise the licenses granted pursuant to Section 6.7(a)(i) to research, develop, or commercialize, including to make, use, sell, offer for sale, or import (or have made, have used, have sold, have offered for sale, or have imported), any Regeneron Ex-Vivo Product that is an edited [***]. For clarity, [***] the restrictions set forth in this Section 6.7(b)(ii) shall no longer apply and this Section 6.7(b)(ii) shall be of no further force and effect.

(iii)    Limitation on Certain [***]. Notwithstanding the provisions of Section 6.7(a)(i), [***], Regeneron shall not have the right to exercise the licenses granted pursuant to Section 6.7(a)(i) to research, develop, or commercialize, including to make, use, sell, offer for sale, or import (or have made, have used, have sold, have offered for sale, or have imported), any Regeneron Ex-Vivo Product that is an edited [***]. For clarity, [***] the restrictions set forth in this Section 6.7(b)(iii) shall no longer apply and this Section 6.7(b)(iii) shall be of no further force and effect.

(iv)    Limitation on Disclosure of Know-How. Without limiting the provisions of Article 13, with respect to any Intellia Ex-Vivo Know-How that has been provided to Regeneron in tangible form and that still remains subject to the confidentiality obligations under Article 13, Regeneron shall, in connection with Regeneron’s exercise of the licenses granted under such Intellia Ex-Vivo Know-How pursuant to Section 6.7(a)(i), use reasonable, good faith efforts to put in place reasonable safeguards to limit access to and disclosure of such Intellia Ex-Vivo Know-How to (x) employees and other personnel of Regeneron (and its Affiliates) and its Third Party collaborators who need to know such Intellia Ex-Vivo Know-How to research, develop, manufacture or commercialize Regeneron Ex-Vivo Products and (y) Third Party contractors (other than a Third Party whose primary business is the development and commercialization of CPs as of the time such Third Party is engaged to perform the applicable activities) acting on behalf of Regeneron (or its Affiliates) or Third Party collaborators in connection with the research, develop, manufacture or commercialize Regeneron Ex-Vivo Products.

(c)    Sublicenses and Contractors. Notwithstanding anything to the contrary contained herein (including the provisions of Sections 7.2(b), which (except for the last sentence of Section 7.2(b)) shall not apply to either Party’s right to use contractors under this Section 6.7(c)), (i) the licenses set forth in Section 6.7(a) shall be freely sublicensable (through multiple tiers) in accordance with Section 7.2(c); provided that such sublicenses may only be granted to a Third Party in connection with, and solely for the purpose of, the research, development, making, having made, sale, offering for sale, use, import and other exploitation of any Regeneron Ex-Vivo Products (in the case of Regeneron as the Party granting the sublicense) or the Intellia Ex-Vivo Products (in the case of Intellia as the Party granting the sublicense), and (ii) each Party (and their respective sublicensees pursuant to clause (i)) may conduct the research, development, making, having made, sale, offering for sale, use, import and other exploitation of any Regeneron Ex-Vivo Products (in the case of Regeneron as the subcontracting party) or any Intellia Ex-Vivo Products (in the case of Intellia as the subcontracting party) through one or more contract research, development, manufacturing or commercialization organizations; provided that (A) the subcontracting Party shall remain responsible and liable for the compliance, or failure to comply, by such of its subcontractors with the applicable terms and conditions set forth in this Agreement, including that each such sublicensee and subcontractor undertakes in writing obligations of confidentiality and non-use regarding Confidential Information that are substantially the same as those undertaken by the Parties pursuant to Article 13 hereof and (B) if such subcontractor breaches any such terms and conditions, the other Party will have the right to proceed directly against the subcontracting Party without any obligation to first proceed against the subcontractor.

(d)    Target Selection for [***].

(i)    [***]. In the event that Regeneron desires to exercise the licenses granted in Section 6.7(a)(i) to develop a Regeneron Ex-Vivo Product that is an edited [***], then Regeneron must first determine if the proposed Target to which such Regeneron Ex-Vivo Product will be Directed to is an [***] (and, for clarity, Regeneron shall only be permitted to exercise the licenses granted in Section 6.7(a)(i) to research, develop, or commercialize, including to make, use, sell, offer for sale, or import (or have made, have used, have sold, have offered for sale, or have imported) Regeneron Ex-Vivo Products that are edited [***] if such Regeneron Ex-Vivo Product is Directed to an [***]). In order to determine if a given Target(s) is an [***], Regeneron shall have the right, from time to time during the period from the Amendment Effective Date until the end of Target Draft Period, [***] (each such written inquiry, a [***]). If the Third Party Gatekeeper determines that such proposed Target is not an [***] in accordance with the gatekeeper process set forth in Section 6.7(d)(iii), then such Target shall be deemed to be an [***].

(ii)    [***]. In the event that Regeneron desires to exercise the licenses granted in Section 6.7(a)(i) to develop a Regeneron Ex-Vivo Product that is an [***], then Regeneron must first determine if the proposed Target to which such Regeneron Ex-Vivo Product will be Directed to is an [***] (and, for clarity, Regeneron shall only be permitted to exercise the licenses granted in Section 6.7(a)(i) to research, develop, or commercialize, including to make, use, sell, offer for sale, or import (or have made, have used, have sold, have offered for sale, or have imported) Regeneron Ex-Vivo Products that are edited [***] if such Regeneron Ex-Vivo Product is Directed to an [***]). In order to determine if a given Target(s) is an [***], Regeneron shall have the right, from time to time [***] (each such written inquiry, an [***] and together with each [***], each a [***] ). If the Third Party Gatekeeper determines that such proposed Target is not an [***], then such Target shall be deemed to be an [***] and [***] shall collectively be deemed to be “Available Targets.”

(iii)    Gatekeeper Process.

[***].

(e)    Intellia Third Party Payments and Regeneron Ex-Vivo Products. To the extent that, as a result of the exercise by Regeneron of the license set forth in Section 6.7(a)(i), the research, development, making, having made, sale, offering for sale, use, import and other exploitation of any Regeneron Ex-Vivo Products by Regeneron triggers a milestone payment by Intellia under an [***] to [***], as such [***] are expressly set forth on [***] as a result of the grant or exercise of the license set forth in Section 6.7(a)(i) or the research, development, making, having made, sale, offering for sale, use, import or other exploitation of any Regeneron Ex-Vivo Products.

(f)    Exploitation of Regeneron Ex-Vivo Products. Notwithstanding anything to the contrary contained herein, the research, development, making, having made, sale, offering for sale, use, import and other exploitation of any Regeneron Ex-Vivo Products by or on behalf of Regeneron or any of its Affiliates (alone or together with a Third Party(ies)) shall be at the sole discretion of Regeneron and shall be deemed to be conducted outside of this Agreement, including that (i) such activities shall not be under the purview of the JSC or otherwise subject to any Product R&D Program and (ii) any Intellectual Property invented by or on behalf of Regeneron (or any of its Affiliates or sublicensees) in the conduct of such activities shall not be deemed to be invented under this Agreement. Without limiting the foregoing, Regeneron shall not be required to share any progress reports or other information with Intellia with respect to the Regeneron Ex-Vivo Products, except as expressly set forth in this Section 6.7 or Section 9.3(g).

(g)    Termination of Licenses.

(i)    Termination by Regeneron for Convenience. Regeneron shall have the right, in its discretion, on a Regeneron Ex-Vivo Product-by-Regeneron Ex-Vivo Product, to terminate the licenses set forth in Section 6.7(a)(i) with respect to a given Regeneron Ex-Vivo Product, as applicable, upon [***] days prior written notice to Intellia. For clarity, (i) in the event that Regeneron terminates the licenses set forth in Section 6.7(a)(i) with respect to a given Regeneron Ex-Vivo Product, then Regeneron shall no longer [***] and (ii) the licenses set forth in Section 6.7(a)(i) shall continue to apply to with respect to all other Regeneron Ex-Vivo Products.

(ii)    Termination by Intellia for Regeneron’s Breach. Intellia may terminate the licenses set forth in Section 6.7(a)(i) if Regeneron commits a material breach of its obligations under this Section 6.7, including the obligation to pay Royalties for the Regeneron Ex-Vivo Products under Section 9.3(g), (in its entirety or with respect to one or more Regeneron Ex-Vivo Targets or Regeneron Ex-Vivo Products, as applicable), in a manner that fundamentally frustrates the value or essential characteristics of each Party’s rights and obligations under this Section 6.7, as follows:

(1)    if such material breach of Regeneron’s obligations under this Section 6.7 is with respect to the Party’s rights and obligations under this Section 6.7 in its entirety, then the licenses set forth in Section 6.7(a)(i) may be terminated in their entirety (but only if the material breach affects the entirety of the Party’s rights and obligations under this Section 6.7); or

(2)    if such material breach of this Section 6.7 is with respect to one or more Regeneron Ex-Vivo Targets and/or Regeneron Ex-Vivo Products, then the licenses set forth in Section 6.7(a)(i) may be terminated only with respect to such Regeneron Ex-Vivo Target(s) and/or Regeneron Ex-Vivo Product(s). For clarity, when a material breach relates only to certain Regeneron Targets and/or Regeneron Ex-Vivo Products, termination pursuant to this Section 6.7(g)(ii)(2) shall be solely with respect to the relevant Regeneron Ex-Vivo Target(s) and/or Regeneron Ex-Vivo Product(s) to which the material breach relates.

(3)    The provisions of Section 16.4(b) and 16.4(c) will apply to any material breach that Intellia alleges Regeneron has committed under this Section 6.7(g)(ii).

(iii)    Termination by Regeneron for Intellia’s Breach. Regeneron may terminate the licenses set forth in Section 6.7(a)(ii) if Intellia commits a material breach of its obligations under this Section 6.7 (in its entirety or with respect to one or more Intellia Ex-Vivo Products, as applicable), in a manner that fundamentally frustrates the value or essential characteristics of each Party’s rights and obligations under this Section 6.7, as follows:

(1)    if such material breach of Intellia’s obligations under this Section 6.7 is with respect to the Party’s rights and obligations under this Section 6.7 in its entirety, then the licenses set forth in Section 6.7(a)(ii) may be terminated in their entirety (but only if the material breach affects the entirety of the Party’s rights and obligations under this Section 6.7); or

(2)    if such material breach of this Section 6.7 is with respect to one or more Intellia Ex-Vivo Products, then the licenses set forth in Section 6.7(a)(ii) may be terminated only with respect to such Intellia Ex-Vivo Product(s). For clarity, when a material breach relates only to certain Intellia Ex-Vivo Products, termination pursuant to this Section 6.7(g)(iii)(2) shall be solely with respect to the relevant Intellia Ex-Vivo Product(s) to which the material breach relates.

(3)    The provisions of Section 16.4(b) and 16.4(c) will apply to any material breach that Regeneron alleges Intellia has committed under this Section 6.7(g)(iii).

(h)    Regeneron Ex-Vivo Products and the Non-Exclusive Ex-Vivo License Field. Intellia agrees and acknowledges that Regeneron shall have the right to exercise the licenses set forth in Section 6.7(a), subject to the terms and conditions set forth in this Section 6.7 (including Section 6.7(b)), in the Non-Exclusive Ex-Vivo License Field and to research, develop, manufacture, commercialize and otherwise exploit the Regeneron Ex-Vivo Products, notwithstanding any other restrictions or limitations on activities in the Ex-Vivo Field set forth in this Agreement (including as set forth in Section 6.3 and 6.5) or any Co-Co Agreement. For clarity, except as expressly set forth in this Section 6.7, nothing in this Section 6.7 is intended, or will be construed, to alter the rights and obligations of Regeneron with respect to the Ex-Vivo Field or the Reserved Ex-Vivo Field under any other provision of this Agreement (including Sections 6.3 and 6.5) or any Co-Co Agreement.

(i)    Certain Definitions. As used herein, the following capitalized terms, whether used in the singular or plural, shall have the meanings set forth below:

(i)    “BLA” shall mean a Biologics License Application (as defined in the United States Federal Food, Drug, and Cosmetic Act, 21 U.S.C. § 301 et seq., as amended from time to time, together with any rules, regulations and requirements promulgated thereunder).

(ii)    [***]

(iii)    “Indication” means a specific disease, impairment, or medical condition that is the intended subject of a therapeutic, prophylactic, or palliative product.

(iv)    “Intellia Ex-Vivo Know-How” shall mean any and all Intellia Know-How that (1) is or has been disclosed or otherwise made known to Regeneron or any of its Affiliates pursuant to, or in connection with, this Agreement or any Co-Co Agreement and (2) is necessary or useful to practice the Intellia Ex-Vivo Patent Rights or otherwise for the research, development, making, using, exploitation or selling of a Regeneron Ex-Vivo Product.

(v)    “Intellia Ex-Vivo Patent Rights” shall mean any and all Patent Rights that are (1) set forth on Schedule 1.47 (but excluding any such Patent Rights set forth on Schedule 12.3(c)), (2) set forth on Schedule 6.7(h), (3) included as Intellia Ex-Vivo Patent Rights pursuant to Section 7.3(d), or (4) Controlled by Intellia or any of its Affiliates as of the Amendment Effective Date or at any time thereafter that (A) claim priority to any of the Patent Rights in the foregoing subclauses (1), (2) or (3) or (B) are foreign equivalents of any of the Patent Rights in the foregoing subclauses (1), (2) or (3). For clarity, no Patent Rights other than those expressly identified above will be included in this definition of “Intellia Ex-Vivo Patent Rights,” even if such Patent Rights are necessary or useful to research, develop or commercialize, including to make, have made, use, sell, offer for sale, or import, any Regeneron Ex-Vivo Product.

(vi)    “Intellia Ex-Vivo Product” shall mean any CP owned or Controlled by Intellia (or any of its Affiliates) for use in the Ex-Vivo Field, but in all events excluding any Regeneron Ex-Vivo Product.

(vii)    “Non-Exclusive Ex-Vivo License Field” shall mean modification of cells using CRISPR-Cas where such modification is conducted ex vivo for the purpose of reintroducing such modified cells that are Permitted Cell Types into a patient for therapeutic, palliative or prophylactic purposes.

(viii)    “Permitted Cell Type” shall mean any [***].

(ix)    “Regeneron Ex-Vivo Improvement Patent Rights” shall mean any and all Patent Rights owned and Controlled by Regeneron (or its Affiliate) during the Term to the extent that such Patent Rights claim an invention that [***].

(x)    “Regeneron Ex-Vivo Product” shall mean any CP that (1) is (A) developed by or on behalf of Regeneron or any of its Affiliates (alone or together with a Third Party), (B) Directed to a Regeneron Ex-Vivo Target, and (C) is an edited Permitted Cell Type that has been manufactured or modified from any cell using CRISPR-Cas where such modification is conducted ex vivo for the purpose of reintroducing such modified cells into a patient, and (2) either (A) the manufacture, use, offer for sale, sale, import, development or commercialization of which would (absent any license or ownership interest thereto) infringe any Intellia Ex-Vivo Patent Rights, or (B) incorporates Intellia Ex-Vivo Know-How or directly uses Intellia Ex-Vivo Know-How provided in tangible form in the Manufacture of such CP. For clarity, Regeneron Ex-Vivo Products shall exclude Regeneron Products.

(xi)    “Regeneron Ex-Vivo Target” shall mean [***] with respect to a Regeneron Ex-Vivo Product that is an edited Permitted Cell Type [***], any Target. For clarity, a Regeneron Ex-Vivo Target shall not be considered a “Regeneron Target” hereunder; provided that if a Target that is a Regeneron Ex-Vivo Target separately is or becomes a Regeneron Target in accordance with the terms of this Agreement, then such Target shall independently be both a Regeneron Ex-Vivo Target and a Regeneron Target (and, for clarity, (x) when referring to such Target in the context of a “Regeneron Target,” such reference shall not include such Target in the context of a “Regeneron Ex-Vivo Target” and (y) when referring to such Target in the context of a “Regeneron Ex-Vivo Target,” such reference shall not include such Target in the context of a “Regeneron Target”).

(xii)    [***]

(xiii)    [***]

(xiv)    [***] shall mean any (1) Target that is the subject of planned research activities by Intellia (or its Affiliates) with respect to [***] in the Non-Exclusive

Ex-Vivo License Field pursuant to a bona fide research plan specific to such Target that (A) has been presented to, and approved by, Intellia’s Board of Directors and (B) under which active and ongoing research or development activities have commenced and are ongoing, (2) Target for which Intellia has an active and ongoing research or development program for Intellia CPs (that are [***]) Directed to such Target in the Non-Exclusive Ex-Vivo License Field, as demonstrated by written and approved budgets and development plans as well as bona fide employee allocations, (3) Target for which Intellia has granted exclusive rights (or an exclusive option to obtain exclusive rights) to a Third Party to develop and commercialize [***] Directed to such Target in the Non-Exclusive Ex-Vivo License Field pursuant to a written and executed agreement between Intellia and such Third Party, or (4) Target for which Intellia is in active partnering or licensing discussions with a Third Party to grant exclusive rights (or an exclusive option to obtain exclusive rights) to such Third Party to develop and commercialize [***] Directed to such Target in the Non-Exclusive Ex-Vivo License Field as demonstrated by at least one (1) term sheet exchange between Intellia and such Third Party (the most recent of which has occurred within forty-five (45) days before Regeneron’s nomination of the applicable Target); provided that, if any such Target no longer falls within any of subclauses (1), (2), (3) or (4), as applicable, then such Target shall no longer be an “[***].”

(xv)    “Unique Regeneron Ex-Vivo Product” shall mean a Regeneron Ex-Vivo Product [***].

1.23    Coordination of Intellia Platform In-Licenses. Section 7.3(d) of the Agreement is hereby deleted in its entirety and replaced with the following:

(d)    Commencing on the Effective Date and continuing until [***], if Intellia or its Affiliates enters into any Intellia Platform In-License during such period [***] that may be useful or necessary in connection with the [***], then Intellia will provide written notice of such license to Regeneron, [***], so Regeneron may elect whether to include such license under this Agreement [***]. If Regeneron provides notice that it does elect to include such Intellectual Property within [***]of receipt of such written notice from Intellia [***], then (A) the respective Intellia Platform In-License will be deemed to be a “New Intellia Platform License” hereunder, and (B) with respect to any such New Intellia Platform License, the Patent Rights, Know-How and Materials in-licensed under such New Intellia Platform License will be deemed “Controlled” by Intellia under this Agreement and, for clarity, will also be deemed to be Intellia Ex-Vivo Patent Rights or Intellia Ex-Vivo Know-How, as applicable. Any Intellia Platform In-License not selected by Regeneron hereunder within such [***] day period, shall not be deemed a New Intellia Platform License hereunder, [***].

1.24    Payments Under Intellia Platform In-Licenses. Section 7.3(e) of the Agreement is hereby deleted in its entirety and replaced with the following:

(e)    To the extent that any milestones or royalties under a New Intellia Platform License are attributable to one or more Regeneron Products [***] (“Regeneron Specific Third Party Payments”), then [***] of such amounts shall be borne by Regeneron and Regeneron shall be solely responsible for and bear all of such Regeneron Specific Third Party Payments [***].

1.25    [***]. Section 7.3(g) of the Agreement is hereby deleted in its entirety and replaced with the following:

(g)    [***]

1.26    Coordination of Third Party Intellectual Property Licensing. Section 7.4(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

(a)    During the Target Selection Period, if either Party (or its Affiliate) desires to obtain a license to Intellectual Property of a Third Party for use in the performance of [***], then prior to entering into such license, the Parties shall discuss in good faith and coordinate the licensing of such Intellectual Property; provided, however, that nothing in this Section 7.4 shall prevent or prohibit or require a Party (or any of its Affiliates) from entering into any such license. [***].

1.27    Additional Upfront Payment. Section 9.1 of the Agreement is hereby amended by adding the following sentence to the end of Section 9.1:

Following the Amendment Effective Date, Regeneron shall pay Intellia seventy million dollars ($70,000,000) within [***] days after receipt of an invoice therefor from Intellia (provided that Intellia shall not deliver such invoice until the Amendment Effective Date).

1.28     No Development and Commercial Milestones for Regeneron Ex-Vivo Products. A new Section 9.2(f) is hereby added to the Agreement as follows:

(f)     No Milestones for Regeneron Ex-Vivo Products. Notwithstanding the foregoing provisions of this Section 9.2, Regeneron shall not owe Intellia any of the milestone payments set forth in this Section 9.2 with respect to any Regeneron Ex-Vivo Products.

1.29    Royalties on Regeneron Ex-Vivo Products. A new Section 9.3(g) is hereby added to the Agreement as follows:

(g)    Royalties on Regeneron Ex-Vivo Products. From and after the [***]

1.30    Third Party Claims Related to Technology Collaboration, Regeneron Target Evaluation Program, Intellia Target Evaluation Program or Product R&D Program. Section 10.8 of the Agreement is hereby deleted in its entirety and replaced with the following:

10.8     Third Party Claims Related to Technology Collaboration, Regeneron Target Evaluation Program, Intellia Target Evaluation Program or Product R&D Program. If either Party or its Affiliates shall learn of a Third Party claim, assertion or certification that the activities under the Technology Collaboration, Regeneron Target Evaluation Program, Intellia Target Evaluation Program or Product R&D Program infringe or otherwise violate the intellectual property rights of any Third Party, then such Party shall promptly notify the other Party in writing of this claim, assertion or certification. As soon as reasonably practical after the receipt of such notice, the Parties shall [***].

1.31    Joint Representations and Warranties. Section 12.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

12.1     Joint Representations and Warranties. Each Party hereto represents and warrants to the other Party, as of the Effective Date and as of the Amendment Effective Date, as follows: (a) it is duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation; (b) it has full corporate power and authority to execute, deliver, and perform this Agreement, and has taken all corporate action necessary to enter into, deliver, and perform this Agreement; (c) the execution and performance by it of its obligations hereunder will not constitute a breach of, or conflict with, its organizational documents nor any other material agreement or arrangement, whether written or oral, by which it is bound or requirement of Applicable Laws; (d) this Agreement is its legal, valid and binding obligation, enforceable in accordance with the terms and conditions hereof (subject to Applicable Laws of bankruptcy and moratorium); (e) such Party is not prohibited by the terms of any agreement to which it is a party from performing the Technology Collaboration, Regeneron Target Evaluation Program, Intellia Target Evaluation Program or the Product R&D Program or granting the rights or licenses hereunder; (f) no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee in connection with this Agreement or the transactions contemplated hereby based on arrangements made by it or on its behalf; (g) it has obtained all necessary consents, approvals and authorizations of all Governmental Authorities and other Persons required to be obtained by it as of the Effective Date, as applicable, in connection with the execution, delivery and performance of this Agreement; and (h) except as set forth in Article 3 of the Amendment, it has obtained all necessary consents, approvals and authorizations of all Governmental Authorities and other Persons required to be obtained by it as of the Amendment Effective Date, as applicable in connection with the execution, delivery and performance of the amendments to this Agreement as set forth in the Amendment.

1.32    Covenants. Section 12.3(b) of the Agreement is hereby deleted in its entirety and replaced with the following:

(b)    Intellia (on behalf of itself and its Affiliates) hereby further covenants to Regeneron that it (and they) shall not assign, transfer, convey or otherwise grant to any Person or otherwise encumber (including through lien, charge, security interest, mortgage, encumbrance or otherwise) any rights to any Intellia Know-How, Intellia Ex-Vivo Know-How, Intellia Patent Rights or Intellia Ex-Vivo Patent Rights, in any manner that would conflict with, or would adversely interfere with, the grant of the rights or licenses to Regeneron hereunder.

1.33    [***]. A new Section 12.4(c) is hereby added to the Agreement as follows:

(c)    [***]

1.34    Disclaimer of Warranties. Section 12.6 of the Agreement is hereby deleted in its entirety and replaced with the following:

12.6     Disclaimer of Warranties. EXCEPT AS OTHERWISE SPECIFICALLY AND EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, CONCERNING THE SUCCESS OR POTENTIAL SUCCESS OF THE TECHNOLOGY COLLABORATION OR THE DEVELOPMENT, COMMERCIALIZATION, MARKETING OR SALE OF ANY REGENERON PRODUCT OR REGENERON EX-VIVO PRODUCT. EXCEPT AS EXPRESSLY SET FORTH HEREIN, EACH PARTY EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

1.35    Confidential Information. Section 13.1(c) of the Agreement is hereby deleted in its entirety and replaced with the following:

(c)     Each Party covenants that neither it nor any of its respective Affiliates shall disclose any Confidential Information of the other Party to any Third Party except (i) to its directors, officers, employees, agents, consultants and subcontractors to the extent necessary to perform such Party’s obligations, or exercise such Party’s rights, hereunder, provided such directors, officers, employees, agents, consultants, subcontractors or other Persons are subject to confidentiality obligations applicable to such Confidential Information no less strict than those set forth herein, (ii) as approved by the Disclosing Party hereunder in writing, (iii) as set forth elsewhere in this Agreement, including to subcontractors and sublicensees in accordance with Section 7.2 or 6.7(c), (iv) to file or prosecute Patent Rights in accordance with this Agreement, (v) to prosecute or defend litigation as permitted by this Agreement, (vi) to any Governmental Authority or other Regulatory Authority in order to gain or maintain approval to conduct clinical trials or to market Regeneron Products or Regeneron Ex-Vivo Products, as applicable, but such disclosure may be only to the extent reasonably necessary to obtain such approvals (subject to the applicable provisions of Articles 3, 4, 5 and 6, as and to the extent applicable), or (vii) as required by Applicable Law, valid order of a court of competent jurisdictions, or other judicial or administrative proceedings of any Governmental Authority requires to be disclosed, provided that in the case of (v), (vi) or (vii) the Receiving Party gives the Disclosing Party reasonable advance notice (if practical) of such required disclosure in sufficient time to enable the Disclosing Party to seek confidential treatment for such information, and provided further that the Receiving Party provides all reasonable cooperation to assist the Disclosing Party to protect such information and limits the disclosure to that information which is required by Applicable Law to be disclosed, and also provided that, such information shall still be treated as Confidential Information for all purposes other than satisfaction of such disclosure requirement.

1.36    Publications of Regeneron Ex-Vivo Products. A new Section 13.4(d) is hereby added to the Agreement as follows:

(d)    Regeneron Ex-Vivo Products. Regeneron shall have the sole right to issue and control all publications in scientific journals and make scientific presentations regarding Regeneron Ex-Vivo Products.

1.37    Disclosures Concerning Agreement; Agreement Terms. Section 13.5(b) of the Agreement is hereby deleted in its entirety and replaced with the following:

(b)     Agreement Terms. Except as required by a Governmental Authority or Applicable Law (including the rules and regulations of any stock exchange or trading market on which a Party’s (or its parent entity’s) securities are or will be traded), or in connection with the enforcement of this Agreement, neither Party (or their respective Affiliates) shall disclose to any Third Party, under any circumstances, any terms of this Agreement [***] that have not been previously disclosed publicly in accordance with this Article 13 without the prior written consent of the other Party, which consent shall not be unreasonably conditioned, withheld or delayed; except for disclosures thereof pursuant to Section 7.3(f) or (i) to potential or actual investors, advisors, lenders, investment bankers, financing partners, acquirers, subcontractors, licensees or sublicensees that are bound by obligations of confidentiality and nonuse substantially equivalent in scope to those included herein with a term of at least [***] years (but of shorter duration if customary in connection with any disclosure to a potential or actual investor, advisor, lender, investment banker or financing partner) or (ii) to Persons that are identified in Section 13.1(c)(i) who are subject to the confidentiality obligations specified therein; provided that, in the event of any such disclosure to a Third Party who is a potential or actual investor, advisor, lender, financing partner, acquirer, licensee or sublicensee (A) this Agreement shall only be initially disclosed in the Redacted Agreement form to such Third Party and its advisors and (B) after negotiations with any such Third Party have progressed so that the Disclosing Party reasonably and in good faith believes it will execute a definitive agreement with such Third Party within [***] Business Days, this Agreement may be disclosed in an unredacted form to such Third Party and its advisors as and to the extent relevant to such Third Party [***].

1.38    Survival of Obligations. A new sentence is hereby added as the penultimate sentence of Section 16.10 of the Agreement as follows:

In addition, subject to the provisions of Section 6.7(g), the provisions of Section 6.7 and Section 9.3(g), as well as the provisions of Sections 7.3(h), 12.4(a)(iii) and 12.4(a)(iv) as applied to the licenses granted to Regeneron under Section 6.7(a)(i), shall survive the expiration or termination of this Agreement (provided that, with respect to Section 9.3(g), such section shall survive only during the Royalty Term for the applicable Regeneron Ex-Vivo Product).

1.39    No Termination with respect to Regeneron Ex-Vivo Products. A new Section 16.12 is hereby added to the Agreement as follows:

16.12    No Termination With Respect to Regeneron Ex-Vivo Products. Notwithstanding anything to the contrary contained herein, (a) except as set forth in Section 6.7(g), the license grants in Section 6.7(a) may not be terminated and (b) any breach of this

Agreement by Regeneron with respect to the Regeneron Ex-Vivo Products (or its rights and obligations with respect thereto) shall not give rise to any rights of Intellia to terminate this Agreement (in whole or in part), and (c) the effects of termination set forth in Section 16.7 shall not apply with respect to the Regeneron Ex-Vivo Products, including that the Regeneron Ex-Vivo Targets shall not be “Terminated Regeneron Targets” and the Regeneron Ex-Vivo Products shall not be “Reversion Products.”

1.40    Schedule 1.50 – Intellia Existing Third Party Agreements. Schedule 1.50 of the Agreement is hereby deleted in its entirety and replaced with a new Schedule 1.50 as set forth on Exhibit 1 attached hereto.

1.41    Schedule 1.58 – Intellia Reserved Liver Targets. Schedule 1.58 of the Agreement is hereby deleted in its entirety and replaced with a new Schedule 1.58 as set forth on Exhibit 2 attached hereto.

1.42    Schedule 6.7(b)(ii) – [***]. A new Schedule 6.7(b)(ii) is hereby added to the Agreement as set forth on Exhibit 3 attached hereto.

1.43    Schedule 6.7(b)(iii) – [***]. A new Schedule 6.7(b)(iii) is hereby added to the Agreement as set forth on Exhibit 4 attached hereto.

1.44    Schedule 6.7(e) – [***]. A new Schedule 6.7(e) is hereby added to the Agreement as set forth on Exhibit 5 attached hereto.

1.45    Schedule 6.7(h) – Additional Intellia Ex-Vivo Patent Rights. A new Schedule 6.7(h) is hereby added to the Agreement as set forth on Exhibit 6 attached hereto.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES

2.1    Joint Representations and Warranties. Each Party hereto represents and warrants to the other Party, as of the Amendment Date, as follows: (a) it is duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation; (b) it has full corporate power and authority to execute, deliver, and perform this Amendment, and has taken all corporate action necessary to enter into, deliver, and perform this Amendment (including the amendments to the Agreement as set forth herein); (c) the execution and performance by it of its obligations hereunder (including the amendments to the Agreement as set forth herein) will not constitute a breach of, or conflict with, its organizational documents nor any other material Amendment or arrangement, whether written or oral, by which it is bound or requirement of Applicable Laws; (d) this Amendment (including the amendments to the Agreement as set forth herein) is its legal, valid and binding obligation, enforceable in accordance with the terms and conditions hereof (subject to Applicable Laws of bankruptcy and moratorium); (e) such Party is not prohibited by the terms of any agreement to which it is a party from granting the rights or licenses hereunder (including as set forth in the amendments to the Agreement as set forth herein); (f) no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee in connection with this Amendment or the transactions contemplated hereby based on arrangements made by it or on its behalf; and (g) it has obtained all necessary consents, approvals and authorizations of all Governmental Authorities and other Persons required to be obtained by it as of the Amendment Date, as applicable, in connection with the execution, delivery and performance of this Amendment (including the amendments to the Agreement as set forth herein).

ARTICLE 3

EFFECTIVE DATE OF AMENDMENTS TO AGREEMENT

3.1    The amendments to the Agreement as set forth in ARTICLE 1 shall be effective as of the Amendment Date. (the “Amendment Effective Date”).

ARTICLE 4

MISCELLANEOUS

4.1    The Parties may mutually agree to issue a press release announcing the execution of this Agreement, and, if the Parties so mutually agree, such press release shall be in a form to be mutually agreed to by the Parties. Excluding the first sentence, the provisions of Section 13.5(a) of the Agreement is hereby incorporated by reference into this Amendment, mutatis mutandis.

4.2    The provisions of Section 13.5(d) of the Agreement are hereby incorporated into by reference into this Amendment, mutatis mutandis; provided that the Parties will use good faith efforts to agree to a redacted copy of this Agreement for filing with the SEC by May 31, 2020.

4.3    Capitalized terms used and not defined herein shall have the meaning ascribed to such terms in the Agreement. All references herein to paragraph or section location shall relate to the corresponding paragraph or section in the Agreement.

4.4    Except as specifically set forth in this Amendment, the Agreement will continue in full force and effect without change. If there is any conflict between the terms of this Amendment and the Agreement, this Amendment will govern.

4.5    This Amendment may be executed in counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument. In addition, this Amendment may be executed by facsimile or “PDF” and such facsimile or “PDF” signature shall be deemed to be an original.

4.6    This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof that would require the application of the law of any other jurisdiction.

4.7    The provisions of Article 17 of the Agreement are hereby incorporated by reference into this Amendment, mutatis mutandis.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Amendment Date.

REGENERON PHARMACEUTICALS, INC.		INTELLIA THERAPEUTICS, INC.

By:	/s/ Nouhad Husseini	By:	/s/ John M. Leonard
Name:	Nouhad Husseini	Name:	John M. Leonard
Title:	Senior Vice President, Business Development	Title:	President and Chief Executive Officer

[Signature Page to Amendment 1 to License and Collaboration Agreement]

Exhibit 1

Schedule 1.50

Intellia Existing Third Party Agreements

[***]

Exhibit 2

Schedule 1.58

Intellia Reserved Liver Targets

Intellia Reserved Liver Targets

Entrez ID	Target Symbol (HUGO)	Indication	Alias
NA	NA	HBV	The HBV Genome
ID: 5265	SERPINA1	Alpha 1 antitrypsin deficiency	A1A, A1AT, AAT, PI, PI1, PRO2275, alpha1AT
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]

Exhibit 3

Schedule 6.7(b)(ii)

[***]

Exhibit 4

Schedule 6.7(b)(iii)

[***]

Exhibit 5

Schedule 6.7(e)

[***]

Exhibit 6

Schedule 6.7(h)

Additional Intellia Ex-Vivo Patent Rights

[***]